EXHIBIT A. - 13D AGREEMENT

     This Agreement (the "Agreement") is entered into on this 22 day of August, 2004, by and among, and On Alert Systems, Inc., Proxity Digital Networks, Inc., Cherokee Raiders, LP, and William C. Robinson (the "Parties").


                              W I T N E S S E T H :


     WHEREAS, the Parties have been advised that whenever two or more persons are deemed to be a group and are required to file a statement containing the information required by Schedule 13D of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to the same securities, only one statement need be filed; and

     WHEREAS, the Parties wish file only one statement containing the information required by Schedule 13D (the "13D Statement") with respect to the same securities, to wit the Common Stock, Par Value $0.001 per share, of E-City Software, Inc. ("ECTY"), and

     WHEREAS, for the purposes of that filing, the Parties have been led to believe that they are a "Group" and, therefore, may file only one should complete and file the 13D Statement accordingly, and

     WHEREAS, the Parties wish to file only one 13D Statement, and further, they wish memorialize their intent to do so by means of this Agreement.

                            N O W T H E R E F O R E ,

     The Parties agree and represent to each other as follows:

          1. Each Party hereto on whose behalf the 13D Statement is filed is individually eligible to use the Schedule on which such information is filed.

          2. Each Party hereto on whose behalf the 13D Statement is filed is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such Party contained therein; provided however, that such Party is not responsible for the completeness or accuracy of the information concerning the other Parties making the filing, unless such Party knows or has reason to believe that such information is inaccurate.

          3. Such 13D Statement identifies all the Parties hereto, contains the required information with regard to each such Party, indicates that such statement is filed on behalf of all such Parties, and includes, as an exhibit, this, their agreement in writing that such a statement is filed on behalf of each of them.

          4. The Parties shall, immediately following the execution of this Agreement, file the 13D Schedule in the form as is set forth in Exhibit A hereto.

     WHEREFORE, The Parties hereto have caused this Agreement to be executed and delivered on the date first above written.


                                On Alert Systems, Inc.

                                By: /s/ William C. Robinson
                                ----------------------------
                                William C. Robinson,       CEO


                                Proxity Digital Networks, Inc.

                                By: /s/ William C. Robinson
                                ----------------------------
                                William C. Robinson,       CEO


                                Cherokee Raiders, LP.

                                By: /s/ William C. Robinson
                                ----------------------------
                                William C. Robinson, General Partner


                                William C. Robinson

                                By: /s/ William C. Robinson
                                ----------------------------
                                William C. Robinson, Individually



                            THIS AGREEMENT ENDS HERE.